UNITED STATES
                  SECURITIES AND EXCHANGE COMMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 15, 2002



                   Spiegel Credit Corporation III


   (Exact name of registrant as specified in its charter)


  Delaware                 333-39062 and        36-3976025
                           333-39062-01


 (State of incorporation  (Commission file   (I.R.S. Employer
  of Spiegel Credit        numbers)           Indentification No.
  Corporation III)                            of Spiegel Credit
                                              Corporation III)



   400 West 9th Street, Suite 101B,
   Wilmington, DE                              19801
  (Address of principal executive offices
   of Spiegel Credit Corporation III)         (Zip Code)



                            (302) 429-7609
(Spiegel Credit Corporation III telephone number, including area code)

                               No Change
  (Former name or Former address, if changed since last report)



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Item 5. Other events


On February 15, 2002, Spiegel Credit Card Master Note Trust made available the Monthly Noteholders' Statement for the monthly period beginning January 1, 2002 and ending January 31, 2002, which is attached as Exhibit 20.1 hereto.



Item 7.  Financial Statements and Exhibits.


(c)  Exhibits

     Exhibit 20.1          Monthly Noteholders' Statement



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SPIEGEL CREDIT CORPORATION III
                                  (Registrant)

Dated: February 25, 2002          By: /s/ John R. Steele


                                  Name:  John R. Steele
                                  Title: Treasurer and Director




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EXHIBIT INDEX

Exhibit No.
20.1    Monthly Noteholders' Statement



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